                                                                   EXHIBIT 10.89

                         ACKNOWLEDGMENT AND AMENDMENT

          ACKNOWLEDGMENT AND AMENDMENT, dated as of August 16, 1999 (this "Acknowledgment and Amendment"), to the Credit Agreement, dated as of November
 ----------------------------
4, 1997 (as amended by the First Amendment, dated as of July 8, 1998, the Second Amendment, dated as of December 22, 1998, the Third Amendment, dated as of May 11, 1999, and as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among MARINER POST-ACUTE NETWORK, INC.
                   ----------------
(formerly known as Paragon Health Network, Inc.), a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from
 ---------
time to time parties thereto (the "Lenders"), BANK OF AMERICA, N.A. (formerly
                                   -------
known as NationsBank, N.A., "BofA"), as documentation agent (in such capacity,
                             ----
the "Documentation Agent"), and THE CHASE MANHATTAN BANK, as Administrative
     -------------------
agent (in such capacity, the "Administrative Agent").
                              --------------------

                                  WITNESSETH
                                  ----------

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions to credit to the Borrower;

          WHEREAS, the Borrower and BofA are party to the Amended and Restated Confirmation for U.S. Dollar Total Return Swap Transaction, dated as of September 21, 1998, as amended and restated as of March, 1999 (the "BofA Swap"),
                                                                    ---------
under that certain ISDA Master Agreement, dated as of October 31, 1997, among the Borrower and BofA;

          WHEREAS, the Borrower is obligated to BofA in respect of the BofA Swap in an aggregate amount equal to $26,485,562.79, net of the application of termination payments and collateral held in respect of the BofA Swap (the "BofA
                                                                           ----
Swap Obligation");
---------------

          WHEREAS, the Borrower has requested, and, upon this Acknowledgment and Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended to permit the restructuring of the BofA Swap Obligation and to provide that such restructured obligation be secured on a pari passu basis with the Lenders in the Collateral, all in the manner provided for in this Acknowledgment and Amendment; and

          WHEREAS, Chase Securities Inc. has agreed to act as the lead arranger and book manager in arranging the consents necessary for the effectiveness of this Acknowledgment and Amendment;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.   Defined Terms. (a) General. Terms defined in the Credit Agreement
               -------------      -------
and used herein shall, unless otherwise indicated, have the meanings given to them in the Credit Agreement. Terms defined and used in this Acknowledgment and Amendment shall have the meanings given to them in this Acknowledgment and Amendment.

          (b)  Addition of Definitions. The following defined terms are hereby
               -----------------------
added to Section 1.1 of the Credit Agreement in appropriate alphabetical order:

          "BofA": Bank of America, N.A., a national banking association.
           ----

          "BofA Swap": the Amended and Restated Confirmation for U.S. Dollar
           ---------
     Total Return Swap Transaction, dated as of September 21, 1998, as amended and restated as of March, 1999, under that certain ISDA Master Agreement, dated as of October 31, 1997, among the Borrower BofA.

          "Deficiency Note": the promissory note dated August 16, 1999, by the
           ---------------
     Borrower in favor of BofA in an aggregate principal amount equal to $26,485,562.79 which, among other things (i) provides for the payment of interest thereon at a rate equal to the interest rate from time to time in effect with respect to the Revolving Credit Loans, (ii) has a tenor equal to that of the Revolving Credit Loans, (iii) provides that the loans thereunder may only be accelerated by BofA (A) upon a failure to pay principal and interest due thereon or (B) if the Loans are declared to be, or automatically become, due and payable in accordance with Section 8, (iv) does not contain any financial or operating covenants with respect to the Borrower or any of its Subsidiaries, (v) is not assignable by BofA unless contemporaneous with any assignment thereof BofA shall assign all of the remaining Loans and Commitments held by it at such time to the assignee of the Deficiency Note, (vi) provides that any amendments, supplements, modifications, extensions or forebearances of the Revolving Credit Loans or the Revolving Credit Commitments shall be equally and automatically applicable to the loans thereunder mutatis mutandis without any further consent of BofA thereunder, (vii) provides that any permanent reduction of the Revolving Credit Commitments resulting in a prepayment of the Revolving Credit Loans will be accompanied by a prepayment of the loans under the Deficiency Note, ratably based on the amount of the prepayment of the Revolving Credit Loans, (viii) acknowledges that BofA shall not be entitled to be treated as a class separate from the Lenders with respect to the obligations thereunder in any bankruptcy, insolvency or reorganization proceedings of the Borrower and (ix) is on other terms and conditions reasonably satisfactory to the Administrative Agent."

          2.   Amendment to Section 7.2. Section 7.2 of the Credit Agreement is
               ------------------------
hereby amended by (a) deleting the word "and" at the end of paragraph (j), (b) deleting the period at the end of paragraph (k) and substituting in lieu thereof, "and" and (c) inserting the following new paragraph (1):

               "(l) Indebtedness in respect of the Deficiency Note."

          3.   Acknowledgment. The parties hereto acknowledge and agree that,
               --------------
solely with respect to the Collateral, the obligations of the Borrower under the Deficiency Note shall be (i) treated as "Borrower Obligations" as defined in the Guarantee and Collateral Agreement and (ii) entitled to the benefits of the collateral security provided under the Mortgages on a pari passu basis with the Lenders.

          4.   Conditions to Effectiveness. The acknowledgments and amendments
               ---------------------------
provided for herein shall become effective upon the satisfaction of the following conditions precedent and shall be deemed to be effective as of the date hereof:

               (a) The Administrative Agent shall have received counterparts of this Acknowledgment and Amendment duly executed and delivered by the Borrower and the Required Lenders.

               (b) The swap transaction evidenced by the BofA Swap shall have been terminated and the obligations in respect thereof shall have been restructured in the form of the Deficiency Note (it being understood that the guarantee of Mariner and certain of its Subsidiaries in respect thereof shall remain in full force and effect).

               (c) All other matters in connection with the termination of the swap transaction evidenced by the BofA Swap shall be in form and substance reasonably satisfactory to the Administrative Agent.

The execution and delivery of this Acknowledgment and Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

          5.   Representations and Warranties. The Borrower as of the date
               ------------------------------
hereof and after giving effect to the acknowledgments and amendments contained herein, hereby confirms, reaffirms and restates that representations and warranties made by it in Section 4 of the Credit Agreement (other than the last sentence of Section 4.7 and other than with respect to any matters previously disclosed in writing to the Lenders or disclosed in any of the Borrower's public filings, including, without limitation, matters disclosed in its financial statements); provided, that each reference to the Credit Agreement therein shall
             --------
be deemed to be a reference to the Credit Agreement after giving effect to this Acknowledgment and Amendment.

     6.   Payment of Expenses.  The Borrower agrees to pay or reimburse the
          -------------------
Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Acknowledgment and Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     7.   Reference to and Effect on the Loan Documents: Limited Effect. On and
          -------------------------------------------------------------
after the date hereof and the satisfaction of the conditions contained in paragraph 4 of this Acknowledgment and Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Acknowledgment and Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provisions of any of the Loan Documents. Except as expressly amended or waived herein, all of the provisions and covenants of the Credit Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

     8.   Counterparts.  This Acknowledgment and Amendment may be executed
          ------------
by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

     9.   GOVERNING LAW. THIS ACKNOWLEDGMENT AND AMENDMENT AND THE RIGHTS AND
          -------------
OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        MARINER POST-ACUTE NETWORK, INC.


                                        By: ____________________________
                                            Name:
                                            Title:


                                        THE CHASE MANHATTAN BANK, as
                                        Administrative Agent and as a Lender


                                        By: /s/ Agnes L. Levy
                                            ----------------------------
                                            Name: Agnes L. Levy
                                            Title: Vice President



                                        BANK OF AMERICA, N.A.


                                        /s/ F. A. Zagar
                                        -------------------------------
                                        By: F. A. Zagar
                                        Title: Managing Director